Fees Summary	Jun. 09, 2025 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 750,000.00
Previously Paid Amount	0.00
Total Fee Amount	114.83
Total Offset Amount	$ 0.00
Narrative Disclosure	Fee per Rule 457(r)
Net Fee	$ 114.83
Narrative - Max Aggregate Offering Price	$ 1,000.00
Narrative - Max Aggregate Offering Amount | shares	750,000
Final Prospectus	true